                                                                   Exhibit 99.1


                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of the 6th day of June 2005, by and between Critical Therapeutics, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 60 Westview Street, Lexington, Massachusetts 02421, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

      IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

            SECTION 1. Authorization of Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 10,000,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), of the Company and 3,500,000 warrants to purchase one share of Common Stock (the "Warrants" and, together with the Shares, the "Securities"). The Company reserves the right to increase or decrease the number of Shares and the number of Warrants sold in this private placement prior to the Closing Date.

            SECTION 2. Agreement to Sell and Purchase the Shares and Warrants. At the Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and Warrants (at the purchase price) shown below:

Number of Shares to         Number of Warrants
        Be                       to Be                Price Per Unit(1) In      Aggregate
     Purchased                 Purchased                    Dollars               Price
     ---------                 ---------                    -------               -----
                                                             $5.48                $

      The Company proposes to enter into the same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Securities to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agents" shall mean

            SECTION 3. Delivery of the Shares and Warrants at the Closing. The completion of the purchase and sale of the Securities (the "Closing") shall occur at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104 as soon

---------
(1) A unit shall consist of one share of Common Stock and 0.35 Warrants.
    The shares of Common Stock and the Warrants will be immediately separable.

as practicable, but in no event later than 10 business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the "Closing Date").

      At the Closing, the Company shall deliver to the Purchaser (i) one or more stock certificates registered in the name of the Purchaser, or, if so indicated on the Securities Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by the Purchaser, representing the number of Shares set forth in Section 2 above and (ii) one or more warrant certificates registered in the name of the Purchaser, or, if so indicated on the Securities Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by Purchaser, representing the number of Warrants set forth in
Section 2 above, each bearing an appropriate legend referring to the fact that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The name(s) in which the certificates are to be registered are set forth in the Securities Certificate Questionnaire attached hereto as Appendix I. The Company's obligation to complete the purchase and sale of the Securities and deliver such certificates to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Securities being purchased hereunder; (b) the purchase by the Purchasers and the sale by the Company to such Purchasers of Securities for an aggregate purchase price of not less than $35,000,000 on the Closing Date on terms substantially the same as those reflected herein; and (c) the accuracy in all material respects of the representations and warranties made by the Purchasers (as if such representations and warranties were made on the Closing Date) and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such certificates and to pay for the Securities evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchaser: (a) each of the representations and warranties of the Company made herein shall be accurate in all material respects (except for such representations and warranties which already have been qualified as to materiality, which shall be true and correct in all respects) as of the Closing Date (except any such representations and warranties that expressly relate to a specified date, in which case, as of such specified date); (b) the delivery to the Placement Agents and the Purchaser by counsel to the Company of a legal opinion in substantially the form attached hereto as Exhibit A; (c) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing; (d) each of the Company and Mellon Investor Services LLC shall have executed that certain Warrant Agreement in substantially the form attached hereto as Exhibit B; (e) each of the executive officers and directors of the Company and each stockholder of the Company listed on Schedule 1 hereto shall have executed a "lock-up" letter agreement in substantially the form attached hereto as Exhibit C; (f) the purchase by the Purchasers and the sale by the Company to such Purchasers of Securities for an aggregate purchase price of not less than $35,000,000 as of the Closing Date; and (g) the delivery to the Purchaser of a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, to the effect that the representations and warranties of the Company set forth in
Section 4 hereto are true and correct in all material respects (except for such representations and warranties which already have been qualified as to materiality, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date (except any such representations and warranties that expressly relate to a specified date, in

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which case, as of such specified date) (except for such changes or modification as are specified therein) and that the Company has, in all material respects, complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Securities that they have agreed to purchase from the Company.

            SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

                  4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined herein). The only material subsidiary of the Company is CTI Securities Corp., a Massachusetts corporation (the "Subsidiary"). The Subsidiary is a direct or indirect wholly owned subsidiary of the Company. The Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business as a foreign entity in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, the term "Material Adverse Effect" shall mean a material adverse effect upon the business, prospects, financial condition, properties or results of operations of the Company and its Subsidiary, taken as a whole.

                  4.2 Authorized Capital Stock. As of the date set forth therein, the Company has the outstanding capital stock set forth under the heading "Capitalization" in the Confidential Private Placement Memorandum, dated June 1, 2005, prepared by the Company, including all exhibits, supplements and amendments thereto (the "Private Placement Memorandum"); the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except as disclosed in the Private Placement Memorandum and except for Securities issuable under other Agreements, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, other than options granted pursuant to the Company's 2004 Stock Incentive Plan. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 accurately and fairly presents all material information with respect to such plans, arrangements, options and rights, as of the dates for which such information is given, that is required by the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder to be so described. With respect to the Subsidiary, (i) all the issued and outstanding shares of the Subsidiary's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary's capital stock or any such options, rights, convertible securities or obligations.

                  4.3 Issuance, Sale and Delivery of the Shares. The Securities have been duly authorized. The Shares, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrants (the "Warrant Shares"). Except as provided in the other Agreements, no preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. Except as disclosed in the Private Placement Memorandum, no stockholder of the Company, other than the Purchasers, has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the registration statement to be filed by it pursuant to Section 7.1 hereof (the "Registration Statement")) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

                  4.4 Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not (i) violate any provision of the certificate of incorporation or bylaws of the Company or its Subsidiary,
(ii) result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or its Subsidiary pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, lease, franchise, license, permit or other instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary or any of their respective properties may be bound or affected, except, in each case, for any lien, charge, security interest, encumbrance, conflict, breach, violation or default that would not reasonably be expected to have a Material Adverse Effect, or (iii) to the Company's knowledge, conflict with or result in a violation of any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or its Subsidiary or any of their respective properties, except for any conflict or violation that would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Securities. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in
Section 7.3 hereof may be limited by federal or state securities laws or the public policy underlying such laws.

                  4.5 Accountant. The firm of Deloitte & Touche LLP, which has expressed its opinion with respect to the consolidated financial statements to be included or incorporated by reference in the Private Placement Memorandum, is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

                  4.6 No Defaults. Neither the Company nor its Subsidiary is in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound, except for any breach or default that would not reasonably be expected to have a Material Adverse Effect, and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or its Subsidiary as defined in such documents, except for any event of default that would not reasonably be expected to have a Material Adverse Effect.

                  4.7 Contracts. There is no material contract or agreement required by the Exchange Act and the rules and regulations promulgated thereunder to be described in or filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2004 or any other document that the Company was required to file with the Securities and Exchange Commission (the "Commission") since December 31, 2004 pursuant to the reporting requirements of the Exchange Act which is not described or filed therein as required. Except as disclosed in the Private Placement Memorandum, all such contracts and agreements are in full force and effect on the date hereof and neither the Company nor its Subsidiary is, nor, to the Company's knowledge, is any other party in breach of or default under any of such contracts or agreements, except for such failures to be in full force and effect and such breaches or defaults that would not reasonably be expected to have a Material Adverse Effect.

                  4.8 No Actions. Except as disclosed in the Private Placement Memorandum, there are no legal or governmental actions, suits or proceedings pending, and to the Company's knowledge, there are no governmental or regulatory inquiries or investigations, nor are there any legal or governmental actions, suits, or proceedings threatened, to which the Company or its Subsidiary is or may be a party or of which property owned or leased by the Company or its Subsidiary is or may be the subject (it being understood that the interaction between the Company and the United States Food and Drug Administration (the "FDA") and such comparable governmental bodies relating solely to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company's knowledge, is imminent which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiary is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body specifically naming the Company which would reasonably be expected to have a Material Adverse Effect.

                  4.9 Properties. The Company and the Subsidiary have good and valid title to all properties and assets that are material to the business of the Company and reflected as owned in the financial statements included in the Private Placement Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind, except (i) those, if any, reflected in the financial statements or notes thereto included in the Private Placement Memorandum, or
(ii) those which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiary holds its leased tangible personal and real properties under valid and binding leases, with such exceptions which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  4.10 No Material Change. Except as disclosed in the Private Placement Memorandum, since March 31, 2005 (i) the Company and its Subsidiary have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction, in each case which is not in the ordinary course of business or which would reasonably be expected to result in a material reduction in the future earnings of the Company and its Subsidiary; (ii) the Company and its Subsidiary have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company and its Subsidiary have not paid or declared any dividends or other distributions with respect to their capital stock and neither the Company nor its Subsidiary is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or its Subsidiary other than the sale of the Securities hereunder, shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or indebtedness, other than pursuant to agreements with Silicon Valley Bank disclosed in the Private Placement Memorandum, not incurred in the ordinary course of business that is material to the Company and its Subsidiary, taken as a whole; and (v) there has not been any other event which has caused a Material Adverse Effect.

                  4.11 Intellectual Property. Except as disclosed in the Private Placement Memorandum, (i) each of the Company and its Subsidiary owns or has obtained licenses or other rights to the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of its business as currently conducted (collectively, the "Intellectual Property"); and (ii) (a) to the Company's knowledge, there are no third parties who have any ownership rights to any such Intellectual Property for the products described in the Private Placement Memorandum that would preclude the Company or its Subsidiary from conducting its business as currently conducted and have a Material Adverse Effect, except the ownership rights of the owners of the Intellectual Property for which the Company or its Subsidiary have obtained licenses or other rights; (b) to the Company's knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any such Intellectual Property, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or its Subsidiary in or to any such Intellectual Property, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, other than non-material actions, suits, proceedings and claims and ordinary course patent prosecution by patent offices in jurisdictions in which the Company has pending patent applications; and (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or its Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

                  4.12 Compliance. To the Company's knowledge, neither the Company nor its Subsidiary is conducting its business in violation of any applicable law, rule or regulation of the jurisdictions in which it is conducting its business, including, without limitation, any applicable local, state or federal environmental law or regulation, except any violations which would not have a Material Adverse Effect. The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, individually or in the aggregate, have a Material Adverse Effect. All preclinical and clinical studies conducted by or on behalf of the Company to support approval for commercialization of the Company's products have been conducted by the Company, or to the Company's knowledge by third parties, in compliance with all applicable federal, state or foreign laws, rules, orders or regulations, except for such failure or failures to be in compliance as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No filing or submission to the FDA or any other federal, state or foreign regulatory body by the Company, or to the knowledge of the Company, by any other party that is intended to be the basis for any approval relating to approval for commercialization of the Company's products, contains any material omission or material false information.

                  4.13 Taxes. Each of the Company and its Subsidiary has filed all material and necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor its Subsidiary has knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

                  4.14 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the issuance and sale of the Securities to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

                  4.15 Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  4.16 Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities other than the Private Placement Memorandum or any amendment or supplement thereto. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the Placement Agents to sell, offer for sale or solicit offers to buy any securities of the Company which would reasonably be expected to subject the offer, issuance or sale of the Securities, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act.

                  4.17 Insurance. The Company and its Subsidiary carry, or are covered by, insurance of the types and in the amounts that the Company reasonably believes is adequate for their businesses as currently conducted and as is customary for similarly sized companies engaged in similar businesses in similar industries.

                  4.18 Additional Information. The information contained in the following documents, which the Placement Agents have furnished to the Purchaser or will furnish prior to the Closing, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading:

                  (a) the Private Placement Memorandum (excluding the exhibits thereto);

                  (b) the Company's Annual Report on Form 10-K for the year ended December 31, 2004;

                  (c) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005;

                  (d) the Company's Definitive Proxy Statement for its Annual Meeting of Stockholders held on June 2, 2005;

                  (e) the Company's Current Reports on Form 8-K filed on January 12, 2005 and February 9, 2005; and

                  (f) all other documents, if any, filed by the Company with the Commission since March 31, 2005 pursuant to the reporting requirements of the Exchange Act.

                  4.19 Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Securities.

                  4.20 Reporting Company; Form S-1. The Company is subject to the reporting requirements of the Exchange Act. The Company is eligible to register the Shares and the Warrant Shares for resale by the Purchaser on a registration statement on Form S-1 under the Securities Act.

                  4.21 Use of Proceeds. The Company intends to use the net proceeds from the sale of Securities as described in the Private Placement Memorandum.

                  4.22 Non-Public Information. Except for those Purchasers listed on Schedule 2 hereto, neither the Company nor, to the Company's knowledge, any person acting on behalf of the Company, has provided to any Purchaser any information that the Company believes constitutes material, non-public information, other than information relating to the fact that the Company was considering and engaged in the transactions contemplated by the Agreements. On or before 9:00 a.m., New York City time, on the first business day after the date hereof, the Company shall issue a press release announcing the execution of the Agreements, and on or before 5:30 p.m., New York City time, on the first business day after the date hereof, the Company shall file a Current Report on Form 8-K describing the material terms of the transactions contemplated by the Agreements, and attaching as an exhibit to such Form 8-K a form of this Agreement. The Company understands and confirms that the Purchaser will rely on the representations and covenants set forth in this section in effecting transactions in securities of the Company.

                  4.23 Use of Purchaser Name. Except as may be required by applicable law or regulation, the Company shall not use the Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

                  4.24 Governmental Permits, Etc. Each of the Company and its Subsidiary has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company and its Subsidiary as currently conducted, including without limitation all such licenses, certificates, authorizations and permits required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to possess currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company and its Subsidiary have not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect. The studies, tests and preclinical or clinical trials, if any, conducted by or on behalf of the Company that are described in the Private Placement Memorandum (the "Company Studies and Trials") were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of the Company Studies and Trials contained in the Private Placement Memorandum are accurate in all material respects; and the Company has not received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any Company Studies or Trials that termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect.

                  4.25 Financial Statements. The consolidated financial statements of the Company and the related notes contained in the Private Placement Memorandum present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiary as of the dates indicated, and the results of their operations, cash flows and the changes in stockholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Except as disclosed in the Private Placement Memorandum, such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements are subject to normal year-end audit adjustments and may not contain all footnotes required by generally accepted accounting principles.

                  4.26 Sarbanes-Oxley Act. The Company is, and at the Closing Date will be, in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it at such time. The Company maintains a system of internal accounting controls that the Company reasonably believes are sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  4.27 Listing. The Common Stock is registered pursuant to
Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing. The Company shall comply with all requirements of the Nasdaq National Market with respect to the issuance of the Securities and shall use its reasonable best efforts to have the Shares and the Warrant Shares listed on the Nasdaq National Market on or before the first date that the Registration Statement is declared effective by the Commission.

                  4.28 ERISA. The Company is in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title (IV) of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4917 of the

Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which, in each case, would cause the loss of such qualification, except as would not reasonably be expected to have a Material Adverse Effect.

                  4.29 Environmental Matters. There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or to its knowledge, its Subsidiary (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would give rise to any liability under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violations or liabilities which would not have, singly or in the aggregate, a Material Adverse Effect; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or its Subsidiary or with respect to which the Company or its Subsidiary have knowledge, except for any such spills, discharges, leaks, emissions, injections, escapes, dumpings or releases which would not have, singly or in the aggregate, a Material Adverse Effect; the terms "hazardous wastes", "toxic wastes", "hazardous substances", and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  4.30 Board of Directors. As promptly as reasonably practicable after the Closing Date, the Company shall take all actions reasonably necessary to provide for the election of Dr. James B. Tananbaum to the Board of Directors of the Company as a Class II Director.

            SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the number of Shares and Warrants set forth in Section 2 above in the ordinary course of its business and for its own account and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in any short sale that results in a disposition of any of the Securities (including the Warrant Shares) by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of Shares and Warrants set forth in Section 2 above, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them;
(vii) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act ; and (vii) the Purchaser agrees to notify the Company immediately of any change in any of the foregoing information until such time as the Purchaser has sold all of its Securities or the Company is no longer required to keep the Registration Statement effective.

            (b) The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

            (c) For the benefit of the Company, the Purchaser previously agreed orally with the Placement Agents to keep confidential all information concerning this private placement. The Purchaser understands and agrees that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. This obligation will terminate upon the filing by the Company of a press release or press releases or a Form 8-K describing this offering. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5(h) below); provided that in no event shall such notice of Suspension contain any material nonpublic information, other than information relating to the fact that the Company is in a Suspension. The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or order of any other applicable regulatory authority having jurisdiction over the Purchaser or any other applicable legal procedure, it shall provide, unless prohibited by applicable law, the

Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

            (d) The Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser's investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser's purchase of the Securities. The Purchaser understands that the market price of the Common Stock can be volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities.

            (e) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

            (f) The Purchaser understands that the Securities and the Warrant Shares will bear a restrictive legend in substantially the following form:

      "The Securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or other jurisdiction. The Securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from registration under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable securities laws of the states and other jurisdictions, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws."

            (g) The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

            (h) The Purchaser hereby covenants with the Company not to make any sale of the Securities (including any Warrant Shares) under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Securities (including any Warrant Shares) are not transferable on the books of the Company in connection with any such sale unless the certificate submitted to the transfer agent evidencing the Securities (including any Warrant Shares) is accompanied by a separate Purchaser's Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Securities (including any Warrant Shares) have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser will notify the Company promptly after the sale of all of its Securities. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus forming a part of the Registration Statement (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Securities (including any Warrant Shares) pursuant to said Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 consecutive days, and no Suspensions shall be for a period of longer than 90 days in the aggregate in any 12-month period.

            (i) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except to the extent enforcement of the indemnification provisions, set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws, and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

            (j) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser is in compliance with Executive Order 13224 and the regulations administered by the U.S. Department of the Treasury ("Treasury") Office of Foreign Assets Control, (ii) the Purchaser, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to the Purchaser's knowledge, its shareholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons ("SDN List") maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern,
(iii) to the Purchaser's knowledge after reasonable investigation, all of the funds to be used to acquire the Securities are derived from legitimate sources and are not the product of illegal activities, and (iv) the Purchaser is in compliance with all other applicable U.S. anti-money laundering laws and regulations and has implemented, if applicable, an anti-money laundering compliance program in accordance with the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107-56.

            SECTION 6. Survival of Representations, Warranties and Covenants. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, (i) all representations and warranties made by the Company and the Purchaser herein and in the certificates for the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor until the first anniversary of the Closing Date, at which time they shall expire; and
(ii) all covenants and agreements made by the Company herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor until the second anniversary of the date that the Registration Statement is declared effective by the Commission, other than Section 7.3 hereof, which shall survive until the third anniversary of the date that the Registration Statement is declared effective by the Commission, at which time they shall expire.

            SECTION 7. Registration of the Shares and the Warrant Shares; Compliance with the Securities Act.

                  7.1 Registration Procedures and Expenses. The Company shall:

            (a) within 30 days following the Closing Date (the "Filing Date"), prepare and file with the Commission the Registration Statement on the applicable form relating to the sale of the Shares and the Warrant Shares (together, the "Registrable Securities") by the Purchaser and the Other Purchasers from time to time on the Nasdaq National Market, the Nasdaq Small Cap Market, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

            (b) use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within 60 days after the Closing Date (such date, the "Required Effective Date"); provided, however, that if the Company filed the Registration Statement by the Filing Date and the Registration Statement receives Commission review, then the Required Effective Date will be the ninetieth (90th) calendar day after the Closing Date;

            (c) if the Registration Statement was not filed on Form S-3, use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, to prepare and file with the Commission, as soon as reasonably practicable after the Company becomes eligible to register the Registrable Securities for resale on Form S-3, an amendment to the Registration Statement to convert the Registration Statement to Form S-3;

            (d) use its reasonable best efforts to promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, (ii) such time as the Registrable Securities become eligible for resale pursuant to Rule 144(k) under the Securities Act of 1933 or any other rule of similar effect, or (iii) such time as all Registrable Securities have been sold by the Purchasers;

            (e) during such period as the Company shall be required to keep the Registration Statement effective pursuant to clause (d) of this Section 7.1, furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

            (f) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

            (g) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers, underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any, or stock transfer taxes payable upon the resale of the Registrable Securities by the Purchaser or the Other Purchasers, if any;

            (h) file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

            (i) during such period as the Company shall be required to keep the Registration Statement effective pursuant to clause (d) of this Section 7.1, notify each holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

            (j) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration Statement.

      The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related to the Registration Statement to be completed by the Purchaser is attached hereto as Appendix I.

                  7.2 Transfer of Securities After Registration. The Purchaser agrees that it will not effect any disposition of the Securities (including any Warrant Shares) or its right to purchase the Securities (including any Warrant Shares) that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

                  7.3 Indemnification. For the purpose of this Section 7.3:

                  (i) the term "Purchaser/Affiliate" shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                  (ii) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

                  (a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each such Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.2, or (iii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                  (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its executive officers, including such officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5 or 7.2 hereof, or (ii) the inaccuracy of any representation or warranty made by such Purchaser herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the

Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company, on the one hand, and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this
Section 7.3 are several and not joint.

                  (e) Absent fraud or willful or intentional misconduct, the indemnification and contribution provided by the Company and the Purchaser pursuant to Sections 7.3(a), (b) and (d) shall be the sole and exclusive remedy for any losses, claims, damages, liabilities or expenses referred to therein. The amount of any payment by the Company under this Section 7 in respect of any losses, claims, damages, liabilities or expenses resulting from or arising out of any indemnification or contribution claim made pursuant to Section 7.3(a) or
Section 7.3(d) shall in no event exceed the gross proceeds to the Company as a result of the sale of the Securities hereunder. The amount of any payment by the Purchaser under this Section 7 in respect of any losses, claims, damages, liabilities or expenses resulting from or arising out of any indemnification or contribution claim made pursuant to Section 7.3(b) or Section 7.3(d) shall in no event exceed the gross proceeds to such Purchaser as a result of the sale of the Shares and the Warrant Shares pursuant to the Registration Statement.

                  7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Securities shall cease and terminate as to any particular number of the Securities (including the Warrant Shares) upon the passage of two years from the effective date of the Registration Statement covering such Securities or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5 Information Available. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchaser:

                  (a) The Company will furnish to the Purchaser: (i) as soon as practicable after available (but in the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (A) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (B) if not included in substance in the Annual Report to Stockholders, upon the written request of the Purchaser, its Annual Report on Form 10-K, (C) upon the written request of the Purchaser, its quarterly reports on Form 10-Q, and (D) a full copy of the particular Registration Statement covering the Registrable Securities (the foregoing, in each case, excluding exhibits); and (ii) upon the reasonable written request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses; and

                  (b) the Company, upon the reasonable written request of the Purchaser and with reasonable prior notice, will be available to the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, in a manner not to interfere with the normal business operations of the Company, subject to appropriate confidentiality limitations.

            7.6 Delay in Filing or Effectiveness of Registration Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission by the Required Effective Date, then for each day following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. If the Purchaser shall be prohibited from selling Registrable Securities under the Registration Statement as a result of a Suspension of more than sixty (60) consecutive days or Suspensions of more than ninety (90) days in the aggregate in any 12-month period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a

Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 7.6, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to
Section 9 of this Agreement. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay such liquidated damages (a) to more than one Purchaser in respect of the same Securities for the same period of time or (b) in an aggregate amount that exceeds 10% of the purchase price paid by such Purchase for its Securities pursuant to this Agreement. Such payments shall be made to the Purchaser in cash.

            SECTION 8. Fees

                  8.1 Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agents a fee in respect of the sale of the Securities to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

                  8.2 Other Fees. The Company shall, at the Closing, reimburse the reasonable fees and out-of-pocket expenses of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP ("GDSVF&H"), special counsel to Prospect Venture Partners III, L.P., not to exceed $20,000. Purchaser acknowledges that payment of GDSVF&H's fees by the Company raises a potential conflict of interest and hereby consents to the payment arrangement set forth herein.

            SECTION 9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when actually received by the party for whom it was intended by confirmed facsimile or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days' advance written notice to the other party:

            (a) if to the Company, to:

           Critical Therapeutics, Inc.
           60 Westview Street
           Lexington, Massachusetts 02421
           Facsimile: 781-862-5691
           Attention: Chief Financial Officer
           with copies to:

           Critical Therapeutics, Inc.
           60 Westview Street
           Lexington, Massachusetts 02421
           Facsimile: 781-862-5691
           Attention: Vice President of Legal Affairs

           and:

           Wilmer Cutler Pickering Hale and Dorr LLP
           60 State Street
           Boston, Massachusetts 02109
           Facsimile: 617-526-5000
           Attention: Steven D. Singer, Esq.

            (b) if to the Purchaser, at its address as set forth at the end of this Agreement.

            SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by the waiving party.

            SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

            SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

            SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

            SECTION 16. Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchaser hereunder may not be assigned by the Purchaser without the prior written consent of the Company, except such consent shall not be required in cases of assignments by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement by executing and delivering to the Company an assignment and assumption agreement in the form prescribed by the Company.

            SECTION 17. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                            CRITICAL THERAPEUTICS, INC.

                            By: _________________________________

                                Name:
                                Title:

           Print or Type:

                            Name of Purchaser
                            (Individual or Institution):

                            ____________________________________

                            Name of Individual representing
                            Purchaser (if an Institution):

                            ____________________________________

                            Title of Individual representing
                            Purchaser (if an Institution):

                            ____________________________________

           Signature by:

                            Individual Purchaser or Individual
                            representing Purchaser:

                            ____________________________________

                            Address: ________________________________

                            Telephone: ______________________________

                            Telecopier: _____________________________

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                Securities Purchase Agreement which this follows)

      A. Complete the following items on BOTH Securities Purchase Agreements (Please sign two originals):

1.    Page 24 - Signature:

      (i)   Name of Purchaser (Individual or Institution)

      (ii)  Name of Individual representing Purchaser (if an Institution)

      (iii) Title of Individual representing Purchaser (if an Institution)

      (iv)  Signature of Individual Purchaser or Individual representing
            Purchaser

2.    Appendix I - Stock Certificate Questionnaire/Registration Statement
      Questionnaire:

      Provide the information requested by the Stock Certificate Questionnaire and the Registration Statement Questionnaire.

3. Return BOTH properly completed and signed Securities Purchase Agreements including the properly completed Appendix I to (initially by facsimile with hand copy by overnight delivery):








      B. Instructions regarding the transfer of funds for the purchase of Securities will be sent by facsimile to the Securities Purchaser by the Placement Agents at a later date.

      C. Upon the resale of the Securities by the Purchasers after the Registration Statement covering the Registrable Securities is effective, as described in the Purchase Agreement, the Purchaser:

      (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

      (ii) must send a letter in the form of Appendix II to the Company so that the Securities may be properly transferred.

                                                                   Appendix I
                                                                   (Page 1 of 3)

                           CRITICAL THERAPEUTICS, INC.
                         STOCK CERTIFICATE QUESTIONNAIRE

      Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.    The exact name that your Securities are to be registered in
      (this is the name that will appear on your stock
      certificate(s)). You may use a nominee name if appropriate:               _____________________________

2.    The relationship between the Purchaser of the Securities
      and the Registered Holder listed in response to item 1
      above:                                                                    _____________________________

3.    The mailing address of the Registered Holder listed in
      response to item 1 above:                                                 _____________________________
                                                                                _____________________________
                                                                                _____________________________
                                                                                _____________________________

4.    The Social Security Number or Tax Identification Number of
      the Registered Holder listed in response to item 1 above:                 _____________________________

                                                                   Appendix I
                                                                   (Page 2 of 3)

                           CRITICAL THERAPEUTICS, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

      In connection with the preparation of the Registration Statement, please provide us with the following information:

            SECTION 1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

            SECTION 2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Securities purchased by you or your organization pursuant to this Securities Purchase Agreement and those shares purchased by you or your organization through other transactions:

            SECTION 3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

            _____ Yes         _____ No

      If yes, please indicate the nature of any such relationships below:

      _______________________________________________________________________

      _______________________________________________________________________

      _______________________________________________________________________

            SECTION 4. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

      Answer: [ ] Yes [ ] No If "yes," please describe below

      _______________________________________________________________________

      _______________________________________________________________________

      _______________________________________________________________________

                                                                   Appendix I
                                                                   (Page 3 of 3)

      NASD Member. The term "NASD member" means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

      Control. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

      Person Associated with a member of the NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

      Underwriter or a Related Person. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

                                                                     APPENDIX II
Mellon Investor Services LLC
[Address]

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

      The undersigned, [an officer of, or other person duly authorized by] ____________________________________________________ hereby certifies that
[fill in official name of individual or institution] he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on _______________ in
                                                            [date]
accordance with the terms of the Securities Purchase Agreement and in accordance with Registration Statement number ___________________________________________________________________ or
      [fill in the number of or otherwise identify Registration Statement] otherwise in accordance with the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

       Name of Purchaser
       (Individual or
       Institution):              ______________________

       Name of Individual
       representing
       Purchaser (if an
       Institution)               ______________________

       Title of Individual
       representing
       Purchaser (if an
       Institution):              ______________________

       Signature by:
       Individual Purchaser
       or Individual repre-
       senting Purchaser:         ______________________

                                   SCHEDULE 1

                     Stockholders Signing Lock-Up Agreement

MedImmune Ventures, Inc.
MedImmune, Inc.
Funds managed by Advanced Technology Ventures
HealthCare Ventures VI, L.P.
Funds managed by MPM Asset Management LLC
Funds management by OBP Management IV L.P.

                                   SCHEDULE 2

                   Purchasers Receiving Non-Public Information

                                    EXHIBIT A

          FORM OF OPINION OF WILMER CUTLER PICKERING HALE AND DORR LLP

      Based upon and subject to customary assumptions, qualifications and exceptions, we are of the opinion that:

            1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is, to our knowledge, currently conducted, to enter into and perform its obligations under the Transaction Documents, and to carry out the transactions contemplated by the Transaction Documents. The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and authority to conduct its business as it is, to our knowledge, currently conducted. The Company is duly qualified to do business and is in good standing in the Commonwealth of Massachusetts.

            2. The Securities and the Warrant Shares have been duly authorized by all necessary corporate action on the part of the Company; the Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreements, and the Warrant Shares, when issued and paid for in accordance with the terms of the Warrant Agreement and the Warrants, will be validly issued, fully paid and non-assessable; and the issuance of the Shares and the Warrant Shares will not be subject to any preemptive rights under the Delaware General Corporation Law statute or the Company's Certificate of Incorporation, as amended to date, or, to our knowledge, similar contractual rights pursuant to any agreement to which the Company is a party and which has been filed by the Company or incorporated by reference as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2004 (the "2004 10-K"), its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 or any other report filed by the Company with the Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the filing by the Company of the 2004 10-K.

            3. The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            4. The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any U.S. federal or New York state law, rule or regulation applicable to the Company or the Delaware General Corporation Law Statute; (b) violate the provisions of the Company's Certificate of Incorporation or By-laws, each as amended to date; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which we are aware; or (d) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreements to which the Company is a party and which have been filed by the Company or incorporated by reference as exhibits to the 2004 10-K or any other report filed by the Company with the Commission under
                  Section 13 of the Exchange Act since the filing by the Company of the 2004 10-K (other than the registration rights provisions of the Amended and Restated Investor Rights Agreement by and between the Company and the investors named therein dated as of October 3, 2003, as amended, which is incorporated by reference as an exhibit in the 2004 10-K).

            5. Based in part on the representations of each of the Purchasers in Section 5 of the Agreements (including the Registration Statement Questionnaires attached as part of Annex I to the Agreements), the offer, issuance and sale of the Securities pursuant to the Agreements are exempt from registration under the Securities Act of 1933, as amended.

            6. Based in part on the representations of each of the Purchasers in Section 5 of the Agreements (including the Registration Statement Questionnaires attached as part of Annex I to the Agreements), no filing, consent, approval, authorization or qualification of or with any United States federal or New York state court, governmental authority or agency is required for the issuance and sale by the Company of the Securities, except with respect to (a) state securities or Blue Sky laws, as to which we express no opinion and (b) the United States federal securities laws, as to which we express no opinion in this paragraph.

            7. The Company is not an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                                    EXHIBIT B

                            FORM OF WARRANT AGREEMENT

                                WARRANT AGREEMENT

      THIS WARRANT AGREEMENT (the "Agreement") is dated as of June __, 2005 between Critical Therapeutics, Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Warrant Agent").

      The Company proposes to issue stock purchase warrants (hereinafter called the "Warrants"). Each Warrant entitles the holder thereof to purchase, within five years from the offering date, one share of common stock, par value $0.001 per share (the "Common Stock"), at a purchase price equal to $6.58 per share. The Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange, and exercise of Warrants.

      NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth:

      SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Warrant Agents as it may deem necessary or desirable. The Warrant Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Warrant Agents. The Company shall promptly notify the Warrant Agent from time to time in writing of the number of Warrants to be issued and furnish written instructions in connection therewith.

      SECTION 2. Form of Warrant Certificates. The Warrant Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially of the tenor and purport recited in Exhibit A hereto and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may from time to time be listed, or to conform to usage, but any of which do not affect the rights, immunities, duties or liabilities of the Warrant Agent under this Agreement. The Warrant Certificates shall be dated as of the date of issuance thereof by the Warrant Agent, either upon initial issuance or upon transfer or exchange, and initially shall entitle the holders thereof to purchase one share of Common Stock, but the number of such shares and the purchase price per share of Common Stock shall be subject to adjustments as provided herein.

      SECTION 3. Countersignature and Registration. The Warrant Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer or the Secretary, by facsimile signature. The Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the

Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company; and any Warrant Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificates, shall be a proper officer of the Company to sign such Warrant Certificates, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

      The Warrant Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each of the Warrant Certificates, and the date of each of the Warrant Certificates.

      The Warrant Agent shall countersign a Warrant Certificate only (a) upon initial issuance of the Warrants in accordance with the written order signed by the Chief Executive Officer, the President or any Vice President or (b) upon exchange, transfer or substitution for one or more previously countersigned Warrant Certificates as hereinafter provided.

      SECTION 4. Transfer and Exchange. Subject to Section 6 hereof, the Warrants shall not be sold or transferred unless the applicable Warrant Certificate is surrendered for transfer to the Warrant Agent properly endorsed, or accompanied by appropriate instruments of transfer and written instructions for transfer, together with an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer may occur without registration under the Securities Act of 1933, as amended, at which time the Warrant Agent shall register the transfer of such outstanding Warrant Certificate upon the books to be maintained by the Warrant Agent for that purpose. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be canceled by the Warrant Agent. Any Warrant Certificate may be exchanged at the option of the holder thereof, upon surrender at the office of the Warrant Agent specified in Section 21 hereof, for another Warrant Certificate, or other Warrant Certificates of different denominations, representing in the aggregate the right to purchase a like number of shares of Common Stock. No fractional Warrant Certificates will be issued. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Warrant Certificates. The Warrant Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a holder of a Warrant Certificate of applicable taxes and charges unless and until the Warrant Agent is satisfied that all such taxes and/or charges have been paid.

      SECTION 5. Common Stock and Warrant Common Stock. As hereinafter used in this Agreement, Common Stock shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Company without limit as to amount or percentage, and Warrant Common Stock shall mean only Common Stock, and stock of any other class into which such presently authorized Common Stock may hereafter be changed, issuable upon exercise of Warrant. In case, by reason of the operation of Section 7, the Warrants shall entitle the registered holders thereof to purchase any other shares of stock or other securities or property of the Company or of any other corporation, any reference in this Agreement to the exercise of Warrants shall be deemed to refer to and include the purchase of such other shares of stock or other securities or property upon such exercise.

      SECTION 6. Warrant Price and Stock Conversion Date of Warrants. The registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby in whole or in part at any time on or after the date hereof upon surrender of the Warrant Certificate with the form of election to purchase on the reverse side thereof duly executed, to the Warrant Agent at the Warrant Agent's office designated for such purpose, together with payment of the purchase price for each share of Common Stock as to which the Warrants are exercised, at or prior to 3:30 p.m. Eastern Time on June 6, 2010 (the "Exercise Date").

      The purchase price for each share of Common Stock pursuant to the exercise of a Warrant (the "Warrant Price") shall be equal to $6.58 per share, in each case as adjusted pursuant to Section 7 hereof, and shall be payable in lawful money of the United States of America.

      Anything in this Agreement to the contrary notwithstanding, the Warrant Agent shall have no duty (i) to determine or calculate the Warrant Price or (ii) confirm or verify the accuracy or correctness of the Warrant Price; the Warrant Agent's sole duty under this Section is to accept the Warrant Certificates and take possession for the benefit of the Company of the payment of the Warrant Price delivered to it by a holder of the Warrant Certificate.

      SECTION 7. Warrant Adjustments.

      (a) Stock Dividends, Subdivisions, Combinations and Reclassifications. In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and/or the number and kind of shares of capital stock issuable upon exercise of the Warrants on such date shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

      (b) Distributions. If at any time after the date hereof the Company shall fix a record date for the making of a distribution to all holders of its Common Stock of evidences of its indebtedness or assets (excluding distributions of shares of Common Stock and cash distributions made as a dividend payable out of earnings or out of surplus legally available for dividends under the laws of the jurisdiction of the Company), then in each case provision shall be made so that the holder of any Warrants will thereafter receive, upon the exercise thereof in accordance with the terms of this Agreement, in addition to the number of shares of Common Stock issuable thereunder, the kind and amount of indebtedness or assets which the holder of the Warrant would have been entitled to receive had the Warrant been exercised on the date of such event and had the holder of the Warrant thereafter, during the period from the date of such event to and including the actual date of exercise of the Warrant determined pursuant to Section 9, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 7 with respect to the rights of the holder of the Warrant.

      (c) Consolidation, Merger or Sale of Assets. If, prior to the exercise of any Warrants, the Company shall at any time consolidate with or merge into another corporation in a transaction in which the Common Stock is converted into or exchanged for other securities or property, the holder of any Warrants will thereafter receive, upon the exercise thereof in accordance with the terms of this Agreement, the securities or property to which the holder of the number of shares of Common Stock then deliverable upon the exercise or conversion of such Warrants would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Warrants. The Company or the successor corporation, as the case may be, shall execute and deliver to the Warrant Agent a supplemental agreement so providing. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes. The provisions of this subsection (c) shall similarly apply to successive mergers or consolidations or sales or other transfers.

      (d) Calculations to the Nearest Cent and One-Hundredth of a Share. No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 7(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7 shall be made to the nearest cent and to the nearest one-hundredth of a share as the case may be. Notwithstanding the first sentence of this subsection (d), any adjustment required by this Section 7 shall be made no later than the earlier of six months from the date of the transaction which mandates such adjustment or the expiration of the right to exercise any Warrant.

      (e) Notice of Warrant Adjustment. Whenever the Warrant Price or the number of shares purchasable upon exercise of a Warrant shall be adjusted as provided in this Section 7, the Company shall forthwith file with the Warrant Agent a certificate, signed by the Company's Chief Financial Officer, showing in detail the facts requiring such adjustment and the Warrant Price and number of shares so purchasable that will be effective after such adjustment. The Company shall also cause a notice setting forth any adjustments to be sent by mailing first class, postage prepaid, to each registered holder of a Warrant or Warrants at its address appearing on the Warrant register and, at its option, may cause a copy of such notice to be published once in an

English language newspaper of general circulation in the City of New York, New York. The Warrant Agent shall have no duty with respect to any certificate filed with it except to keep the same on file and available for inspection by registered holders of Warrants during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of a Warrant to determine whether any facts exist which may require any adjustment of the Warrant Price, or with respect to the nature of any adjustment of the Warrant Price when made, or with respect to the method employed in making such adjustment. The Warrant Agent shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such certificate.

      (f) Other Notices. In case the Company after the date hereof shall propose to take any action of the type described in subsections (b) and (c) of this
Section 7 or fix a record date for the purpose of determining the holders thereof who are entitled to receive any right to subscribe for, purchase or otherwise acquire shares of Common Stock (or securities convertible into shares of Common Stock), the Company shall file with the Warrant Agent a certificate, signed by the President or any Vice President of the Company and by its Treasurer or Assistant Treasurer or Secretary or Assistant Secretary specifying, in the case of any action of the type specified in subsection (c), the date on which such action shall take place and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such facts may be known on the date of such notice) on the Warrant Price and the number, or kind, or class of shares or other securities or property which shall be purchasable upon exercise of Warrants. Such notice shall be given in the case of any action of the type specified in subsection (b) or any action to fix a record date for rights to subscribe, at least 12 days prior to the record date with respect thereto and in the case of any action of the type specified in subsection (c) at least 12 days prior to the taking of such proposed action. The Company shall also cause a notice setting forth any adjustments to be sent by mailing first class, postage prepaid, to each registered holder of a Warrant Certificate or Warrant Certificates at its address appearing on the Warrant register and, at its option, may cause a copy of such notice to be published once in an English language newspaper of general circulation in the City of New York, New York. Failure to give such notice or any defect therein shall not affect the legality or validity of such action.

      (g) No Change in Warrant Terms on Adjustment. Irrespective of any of the adjustments in the Warrant Price or the number of shares of Warrant Common Stock, Warrant Certificates theretofore or thereafter issued may continue to express the same prices and number of shares as are stated in a similar Warrant Certificate issuable initially, or at some subsequent time, pursuant to this Agreement and such number of Shares specified therein shall be deemed to have been so adjusted.

      (h) Treasury Shares. Shares of Common Stock at any time owned by the Company shall not be deemed to be outstanding for purposes of any computation under this Section 7.

      (i) Optional Reduction in Warrant Price. Anything in this Section 7 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Warrant Price, in addition to those adjustments required by this Section 7, as it in its sole discretion shall determine to be necessary in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the Current Market Price, issuance wholly for cash of Common Stock or securities which by their terms are convertible into or exchangeable for Common Stock, stock dividend, issuance of rights, options or warrants referred to hereinabove in this Section 7, hereinafter made by the Company to its common stockholders, shall not be taxable to them.

      The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company, for any length of time.

      SECTION 8. Current Market Price. For all purposes of this Agreement, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five consecutive business days commencing before such date. The closing price for each day shall be the average of the closing bid and asked prices, as reported by the Nasdaq National Market or a similar source selected from time to time by the Company for the purpose. If on any such date the shares of Common Stock are not quoted by any such source, the fair value of such shares on such date, as determined by the Board of Directors of the Company, shall be used. Anything in this Agreement to the contrary notwithstanding, the Warrant Agent shall have no duty (i) to determine or calculate the Current Market Price or (ii) confirm or verify the accuracy or correctness of the Current Market Price.

      SECTION 9. Exercise of Warrants. (a) Subject to the provisions of this Agreement, each registered holder of Warrants shall have the right, which may be exercised as in such Warrant Certificates expressed, to purchase from the Company (and the Company shall issue and sell to such registered holders of Warrants) all or part of the number of fully paid and nonassessable shares of Warrant Common Stock specified in such Warrant Certificates (subject to the adjustments as herein provided), upon surrender to the Company at the office of the Warrant Agent designated for such purpose, of such Warrant Certificates with the exercise form on the reverse thereof duly filled in and signed, and upon payment to the Warrant Agent to the account of the Company of the Warrant Price for the number of shares of Warrant Common Stock in respect of which such Warrants are then exercised. The date of exercise of any Warrant shall be deemed to be the date of its receipt by the Warrant Agent duly filled in and signed and accompanied by proper funds as hereinafter provided. Payment of such Warrant Price may be made in wire transfer in immediately available funds, cash, or by certified or official bank check. No adjustment shall be made for any cash dividends on shares of Warrant Common Stock issuable upon exercise of a Warrant. Upon such surrender of Warrants, and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Warrant Common Stock so purchased upon the exercise of such Warrants together with cash as provided in Section 11 of this Agreement, in respect of any fraction of a share of such stock issuable upon such surrender.

      Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Warrant Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Company are open.

      (b) In addition to the method of payment set forth in paragraph 9(a) and in lieu of any cash payment required thereunder, each registered holder of the Warrants shall have the right at any time and from time to time to exercise the Warrant in full or in part by surrendering to the Company at the office of the Warrant Agent designated for such purpose, such Warrant Certificates with the exercise form on the reverse thereof duly filled in and signed. The number of Shares of Warrant Common Stock to be issued pursuant to this paragraph (b) shall be equal to the difference between:

      (i) the number of Shares of Warrant Common Stock in respect of which the Warrant Certificate is exercised; and

      (ii) a fraction, the numerator of which shall be the number of Shares of Common Stock in respect of which the Warrant Certificate is exercised multiplied by the Warrant Price and the denominator of which shall be the Current Market Price (as defined in Section 8 hereof) of the Common Stock.

      Anything in this Agreement to the contrary notwithstanding, the Warrant Agent shall have no duty (i) to determine or calculate the Warrant Price or (ii) confirm or verify the accuracy or correctness of the Warrant Price; the Warrant Agent's sole duty under this Section is to accept the Warrant Certificates and take possession for the benefit of the Company of the payment of the Warrant Price delivered to it by a holder of the Warrant Certificate.

      SECTION 10. Unexercised Warrants. To the extent that any Warrant Certificates remain outstanding at the expiration of the period during which the Warrants are exercisable, the unexercised Warrants represented thereby shall be deemed null and void.

      SECTION 11. Elimination of Fractions. The Company shall not be required to issue fractional shares of stock upon any exercise of Warrants. As to any final fraction of a share which the same registered holder of one or more Warrants, the rights under which are exercised in the same transaction or series of related transactions, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price (as determined in the manner prescribed in Section 8 hereof) on the business day which next precedes the day of exercise. The Warrant Agent shall be fully protected in relying upon such a Warrant and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional shares of stock under any Section of this Agreement relating to the payment of fractional shares of stock unless and until the Warrant Agent shall have received appropriate instructions from the Company and sufficient monies.

      SECTION 12. Issue Taxes. The Company will pay documentary stamp taxes, if any, attributable to the initial issuance of shares of Warrant Common Stock upon the exercise of any Warrant; provided, however, that neither the Company nor the Warrant Agent shall be required to pay any taxes or charges which may be payable in respect of any transfer involved in the issue or delivery of any certificates for shares of Warrant Common Stock in a name other than that of the registered holder of Warrants, in respect of which such shares are initially issued.

      SECTION 13. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the issuance of stock upon exercise of Warrants, such number of shares of its duly authorized Warrant Common Stock as shall from time to time be sufficient to effect the issuance of shares of Warrant Common Stock upon exercise of all Warrants at the time outstanding.

      SECTION 14. Merger or Consolidation or Change of Name of Warrant Agent. Any person or entity into which the Warrant Agent may be merged or with which it may be consolidated, or any person or entity resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any person or entity succeeding to the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In the case of Warrants which have been countersigned by the Warrant Agent, but not delivered at the time any such successor to the Warrant Agent succeeds to the agency created by this Agreement, any such successor may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrants shall have the full force and effect provided in the Warrants and in this Agreement.

      In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

      SECTION 15. Disposition of Proceeds on Exercise of Warrants, etc. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of shares of Common Stock through the exercise of such Warrants.

      The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours at its office specified in Section 21 hereof.

      SECTION 16. Supplements and Amendments. The Warrant Agent may (but is not required if the supplement or amendment changes the rights, immunities, duties or liabilities of the Warrant Agent) from time to time, join the Company in making supplements or amendments to this Agreement without the approval of any holders of Warrants (i) to cure any ambiguity or to correct or supplement any provision contained in this Agreement that may be defective or inconsistent with any other provision contained herein and which supplement or amendment shall not materially adversely affect the interests of the registered holders of the Warrants, or
(ii) to make such other provisions with respect to any change or any supplemental agreement as the parties may deem necessary or desirable and which supplement or amendment shall not adversely affect the interests of the registered holders of the Warrants.

      SECTION 17. Mutilated or Missing Warrant Certificates. If any Warrant shall be mutilated, lost, stolen or destroyed the Warrant Agent shall deliver a new Warrant Certificate of like tenor and denomination in exchange and substitution therefor upon surrender and cancellation of the mutilated Warrant Certificate or, in the case of a lost, stolen or destroyed Warrant Certificate, upon receipt of evidence satisfactory to the Company and the Warrant Agent of the loss, theft or destruction of such Warrant Certificate and, in either case, upon receipt of such indemnity as the Company and the Warrant Agent may reasonably require. Applicants for substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent or the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

      SECTION 18. Duties of the Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Warrant Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

      The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof and except such as describes the Warrant Agent or action taken or to be taken by it) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate to be complied with by the Company; nor shall it be responsible for the making of any adjustment in the Warrant Price or the number of shares issuable upon the exercise of a Warrant required under the provisions of Section 7 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such change; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares to be issued pursuant to this Agreement or any Warrant or as to whether any shares will, when issued, be validly issued and fully paid and non-assessable.

      The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees.

      The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be legal counsel for the Company) and the advice or opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

      The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of a Warrant Certificate for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

      The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Warrant Agreement, to reimburse the Warrant Agent for all expenses (including reasonable counsel fees), taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the preparation, administration, delivery, execution and amendment of this Warrant Agreement. The Company hereby further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and expenses, including judgments, damages, fines, penalties, claims, demands, settlements, costs and reasonable counsel fees and expenses, for anything done, suffered or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its gross negligence, willful misconduct or bad faith (each as finally determined by a court of competent jurisdiction). The costs and expenses incurred by the Warrant Agent in enforcing the right to indemnification shall be paid by the Company unless it is determined by a final order, judgment, decree or ruling of a court of competent jurisdiction that the Warrant Agent is not entitled to indemnification due to its own gross negligence, willful misconduct or bad faith.

      The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

      The Warrant Agent shall act hereunder solely as agent for the Company and in a ministerial capacity, and its duties shall be determined solely by the express provisions hereof (and no duties, unless expressly stated shall be implied). The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence, willful misconduct or bad faith (each as finally determined by a court of competent jurisdiction). In no event will the Warrant Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever, even if the Warrant Agent has been advised of the possibility of such loss or damage. Any liability of the Warrant Agent under this Agreement to the Company will be limited to the amount of fees agreed to be paid by the Company to the Warrant Agent.

      In the event that the Warrant Agent shall in any instance, after seeking the advice of legal counsel pursuant to this Agreement, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance until it shall be directed otherwise in writing by the Chairman of the Board, the President, a Vice President, the Secretary or the Treasurer of the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent, or by a final, nonappealable order of a court of competent jurisdiction; provided, however, in the event that the Warrant Agent has not received such written direction or court order within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead the Company in any court of competent jurisdiction and request that such court determine its rights and duties hereunder.

      The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer.

      No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

      The provisions of this Section shall survive the termination of this Agreement, the exercise or expiration of the Warrants and the resignation or removal of the Warrant Agent.

      SECTION 19. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement, subject to appointment of a successor Warrant Agent in accordance with the terms of this Section 19, upon 30 days' notice in writing mailed to the Company by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Warrant Certificate (who shall, with such notice, submit such holder's Warrant Certificate for inspection by the Company), then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a nationally recognized entity organized and doing business under the laws of the United States or of the State of New York, in good standing, which is subject to supervision or examination by federal or state authority. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor

Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of such appointment the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Warrant Certificates. Failure to give any notice provided for in this Section 19, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

      SECTION 20. Identity of Transfer Agent. Forthwith upon the appointment of any subsequent Transfer Agent for shares of the Common Stock, the Company will file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

      SECTION 21. Notices. Any notice pursuant to this Agreement to be given by the Warrant Agent or by the registered holder of any Warrant to the Company shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

                      Critical Therapeutics, Inc.
                      60 Westview Street
                      Lexington, Massachusetts 02421
                      Facsimile: 781-862-5691
                      Attention: Chief Financial Officer

                      with copies to:

                      Critical Therapeutics, Inc.
                      60 Westview Street
                      Lexington, Massachusetts 02421
                      Facsimile: 781-862-5691
                      Attention: Vice President of Legal Affairs

                      and

                      Wilmer Cutler Pickering Hale and Dorr LLP
                      60 State Street
                      Boston, Massachusetts 02109
                      Facsimile: 617-526-5000
                      Attention: Steven D. Singer, Esq.

      Any notice pursuant to this Agreement to be given by the Company or by the registered holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

                      Mellon Investor Services LLC
                      85 Challenger Road
                      Ridgefield Park, New Jersey  07660
                      Facsimile: 201-296-4210
                      Attention: Company Items Department

                      With a copy to:

                      Mellon Investor Services LLC
                      85 Challenger Road
                      Ridgefield Park, New Jersey  07660
                      Facsimile: 201-296-4004
                      Attention: General Counsel

      SECTION 22. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

      SECTION 23. Governing Law. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the state of New York, and for all purposes shall be construed in accordance with the laws of the state of New York, without regard to principles of conflict of laws.

      SECTION 24. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

      SECTION 25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      SECTION 26. Registration of Shares of Common Stock. The Company will furnish to the Warrant Agent, upon request, an opinion of counsel to the effect that (i) a Registration Statement under the Securities Act of 1933 is then in effect with respect to the Warrants and/or the shares of Warrant Common Stock issuable upon exercise of the Warrants and the Prospectuses hereinafter referred to comply as to form in all material respects with the requirements of said Act and the rules and regulations of the Securities and Exchange Commission thereunder; or (ii) a Registration Statement under said Act with respect to said warrants and/or shares is not required (such opinion to also contain appropriate advice regarding the legending of such shares). In the event that said opinion states that such a Registration Statement is in effect the Company will, from time to time, furnish the Warrant Agent with current Prospectuses meeting the requirements of said Act and all rules and regulations thereunder in sufficient quantity to permit the Warrant Agent to deliver a Prospectus to each transferee of a Warrant Certificate and each holder of a Warrant Certificate upon exercise or conversion thereof. The Company further agrees to pay all fees, costs and expenses in connection with the preparation and delivery to the Warrant Agent of the foregoing opinions and Prospectuses.

      If any shares of Warrant Common Stock issuable upon the exercise of the Warrants or the issuance thereof requires registration or approval of any governmental authority, including, without limitation, the filing of necessary amendments, supplements or post-effective amendments to a Registration Statement of the Company under the Securities Act of 1933, or the taking of any other action under the laws of the United States of America or any political subdivision hereof or under the laws of any state of the United States of America before such shares may be validly and legally issued, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure and keep effective such registration or approval or to take such other action, as the case may be.

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed and delivered as of the day and year first above written.

                                      CRITICAL THERAPEUTICS, INC.

                                      By: ___________________________
                                      Its: __________________________

                                      MELLON INVESTOR SERVICES LLC
                                       as Warrant Agent

                                      By: ____________________________
                                      Its: ___________________________

                                                                       EXHIBIT A

                                 FORM OF WARRANT

                     EXERCISABLE AT ANY TIME AT OR PRIOR TO
                        3:30 P.M. NEW YORK, EASTERN TIME
                                 ON JUNE 6, 2010

                               WARRANT CERTIFICATE
                           CRITICAL THERAPEUTICS, INC.

                                                                       NO. W____

      This certifies that _____________________________ or registered assigns is the registered holder of the number of Warrants set forth above, and is entitled, upon surrender of this Warrant Certificate at the office of Mellon Investor Services LLC, Warrant Agent (or any successor as such Warrant Agent), designated by the Warrant Agent for such purpose, at any time on or after the offering date and at or prior to 3:30 p.m. Eastern Time on June 6, 2010, to purchase _______ shares of Common Stock, par value $0.001, of Critical Therapeutics, Inc., a Delaware corporation (the "Company"), at the price equal to $6.58 per share.

      The applicable per share purchase price shown above and the number of shares issuable upon exercise of the Warrants represented by this Warrant Certificate are subject to adjustment for the occurrence of certain events, including stock dividends and split-ups, combinations, reorganizations and reclassifications, as set forth in the Warrant Agreement hereinafter referred to. A complete statement with respect to such adjustments and to other terms and conditions pertaining to the Warrants is contained in the Warrant Agreement, dated as of June __, 2005, between the Company and Mellon Investor Services LLC, Warrant Agent, a copy of which may be examined by the registered holder hereof at the office of the Warrant Agent.

      To exercise the Warrants represented by this Warrant Certificate the form of election to purchase on the reverse hereof must be duly executed and the accompanying instructions for the registration and delivery of the stock must be filled in.

      The Warrants represented by this Warrant Certificate are transferable (subject to the conditions set forth in the preceding paragraphs and in the Warrant Agreement) at the office of the Warrant Agent (or of its successor as Warrant Agent) designated for such purpose by the registered holder thereof in person or by attorney duly authorized in writing, upon surrender of this Warrant Certificate and delivery of an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer may occur without registration under the Securities Act of 1933, as amended. Upon any such transfer, a new Warrant Certificate, representing the right to purchase a like number of shares of the Company's Common Stock, will be issued to the transferee in exchange for this Warrant Certificate.

      This Warrant Certificate and similar Warrant Certificates when surrendered at the office of the Warrant Agent (or of its successor as Warrant Agent) designated for such purpose by the registered holder hereof in person or by attorney duly authorized in writing may be exchanged for another Warrant Certificate or Warrant Certificates, representing in the aggregate the right to purchase a like number of shares of the Company's Common Stock.

      If the Warrants evidenced by this Warrant Certificate remain outstanding at the expiration of the period during which Warrants are exercisable, as set forth in the first paragraph of this Warrant Certificate, such Warrants shall thereupon be deemed null and void.

      No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof, a cash payment will be made, as provided in the Warrant Agreement.

      No holder of this Warrant Certificate shall be entitled to vote or receive cash dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

                                           CRITICAL THERAPEUTICS, INC.

                                           By: ___________________________
                                           Its: __________________________

      This Warrant Certificate is not valid until countersigned by the Warrant Agent.

Dated:                                     Countersigned:

                                           MELLON INVESTOR SERVICES LLC
                                                as Warrant Agent

                                           By: _________________________
                                               Authorized Officer

                                FORM OF EXERCISE

                 (FORM OF EXERCISE TO BE EXECUTED BY THE WARRANT
                         HOLDER AT THE TIME OF EXERCISE)

To MELLON INVESTOR SERVICES LLC or its successor as Warrant Agent:

      The undersigned, holder of the within Warrant Certificate, hereby (1) irrevocably exercises the undersigned's right to purchase _________ shares of Common Stock, par value $0.001 per share, of Critical Therapeutics, Inc. (the "Company") which the undersigned is entitled to purchase under the terms of the within Warrant Certificate, or such other securities as the undersigned shall be entitled to purchase under the terms of the Warrant Agreement referred to in such Warrant Certificate by reason of the occurrence of certain events specified therein, and (2) elects to make payment in full for the number of shares of Common Stock so purchased by payment of $______ in wire transfer in immediately available funds, cash or by certified or official bank check.

      Please issue the certificate for shares of Common Stock in the name of, and pay any cash for any fractional share to:

____________________________________________________________
                      Print or type name

____________________________________________________________
          Social Security or other Identifying Number

____________________________________________________________
                       Street Address

____________________________________________________________
City                       State                    Zip Code

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Please insert social security or other identifying number: _____________________

____________________________________________________________
               (Please print name and address)

____________________________________________________________

Dated: ___________, _______

                                        Signature
                     (Signature must conform in all respects to name of holder holder as specified on the face of the Warrant Certificate)

(Signature Medallion Guaranteed): _________________  Date: _____________________

(If the Common Stock, cash in lieu of fractional shares, or Warrants for any unexercised balance are to be issued or paid to a person other than the person in whose name the within Warrant is registered, or if otherwise requested by the Company or the Warrant Agent, a signature Medallion guarantee is required.)

                                   ASSIGNMENT

                  (FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT
                       HOLDER DESIRES TO TRANSFER WARRANT)

      FOR VALUE RECEIVED, __________________________________ hereby sells, assigns, and transfer unto ____________________ this Warrant Certificate together with all right, title or interest therein and does hereby irrevocably appoint ___________________ attorney to transfer the within Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

Dated:  _____________

                                         Signature
                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

(Signature Medallion Guaranteed): ______________________   Date: _______________

                                    EXHIBIT C

                            FORM OF LOCK-UP AGREEMENT

June __, 2005








Re: Critical Therapeutics, Inc. Lock-up Letter Agreement

Ladies and Gentlemen:

      We refer to the Engagement Letter (the "Engagement Letter"), by and among Critical Therapeutics, Inc., a Delaware corporation (the "Company"), and as the co-placement agents
named therein (the "Placement Agents"), relating to the private placement of equity or equity-linked securities (the "Offering") of the Company.

      In order to induce you to enter into the Engagement Letter, the undersigned hereby agrees that, without the prior written consent of the Placement Agents, the undersigned will not, directly or indirectly, during the period from the date hereof until the greater of (a) ninety (90) days following the closing date of the Offering or (b) thirty (30) days following the effective date of the registration statement that the Company will file with the Securities and Exchange Commission with respect to the resale of the securities purchased in the Offering (the "Lock-Up Period"), (i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), (ii) establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Company's common stock, any other equity security of the Company and any security convertible into, or exercisable or exchangeable for, any common stock or other such equity security beneficially owned by the undersigned as of the date hereof or during the Lock-Up Period.

      The restrictions set forth herein shall not apply to any transfer or disposition of any Relevant Security: (a) as a bona fide gift or gifts; (b) as a distribution to partners, members or stockholders of the undersigned; (c) to any trust, family limited partnership or family limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value; or (d) by will or intestacy to the undersigned's legal representative, heir or immediate family; provided that, in each case, any transferee, distributee or donee thereof agrees in writing to be bound by the terms of this letter agreement. For purposes of this letter agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Anything contained herein to the contrary notwithstanding, any person to whom Relevant Securities are transferred from the undersigned shall be bound by the terms of this letter agreement.

      The undersigned hereby further agrees that, during the Lock-up Period, the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopy or facsimile transmission shall be effective as delivery of the original hereof.

      This letter agreement, and the obligations of the undersigned set forth herein, shall terminate and be of no further force or effect upon the earlier of
(a) a determination by the Placement Agents or the Company not to proceed with the Offering and (b) July 31, 2005 if the Offering has not been consummated by such date.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                              Very truly yours,

                                              By:_______________________________
                                                   Name:
                                                   Title:

                  [SIGNATURE PAGE TO LOCK-UP LETTER AGREEMENT]